SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 27, 1997
                        --------------------------------


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24346                                       41-1461110
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota    55101
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          (Address of Principal Executive Offices)                    (Zip Code)

                                 (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)











                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 27, 1997



Item                                                                       Page

ITEM 5.  OTHER EVENTS

         Amendment to Agreement and Plan of Merger by and among Video
         Update, Inc.,VUI Merger Corp. and Moovies, Inc., dated as of
         October 27, 1997                                                   1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                  1

SIGNATURE                                                                   3

EXHIBITS                                                                    E-1




                                      -i-







ITEM 5.  OTHER EVENTS

         Video Update, Inc. ("Video Update"), VUI Merger Corp., a wholly owned subsidiary of Video Update (the "Subsidiary"), and Moovies, Inc., a Delaware corporation ("Moovies"), entered into an Amendment dated as of October 27, 1997 (the "Amendment") to the Agreement and Plan of Merger dated as of July 9, 1997 (collectively, with the Amendment, the "Merger Agreement"), which contemplates a merger of the Subsidiary with and into Moovies (the "Merger") in a tax-free reorganization, whereby the Moovies stockholders will receive shares of Class A Common Stock of Video Update in exchange for their capital stock in Moovies. The Merger will become effective subject to the terms and conditions of the Merger Agreement, including, but not limited to, the approval of the stockholders of Video Update and the stockholders of Moovies, of which no assurance can be given. The description of the Merger Agreement contained herein is qualified in its entirety by reference to (a) the Amendment, attached as Exhibit 2 and incorporated herein by reference and (b) the Agreement and Plan of Merger dated as of July 9, 1997, attached as Exhibit 2 to Video Update's Form 8-K dated July 9, 1997, incorporated herein by reference.

         Matters discussed herein, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings per share contain forward-looking statements that involve risks and uncertainties. The Company's results may differ significantly from the results indicated by such forward-looking statements. The acquisition is subject to several conditions, including bank approvals for both companies. No assurances can be given that the above described acquisition will be completed, on a timely basis, if at all. In addition, if the acquisition is completed, no assurance can be given that the Company will be successful in timely integrating and managing the operating, purchasing, marketing and management information systems of the two companies or that the Company will be able to hire, train, retrain and assimilate selected individuals employed at acquired stores. Additionally, the Company's operating results may be affected by many factors, including but not limited to variations in the number and timing of store openings and acquisitions, weather (particularly on weekends and holidays), the public acceptance of new release titles available for rental, competition, marketing programs, special or unusual events and other events and other factors that may affect retailers in general. These and other risks are detailed from time to time in the Company's SEC reports, including Form 10-K for the year ended April 30, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

                  Not applicable.

         b.       Pro forma financial information.

                  Not applicable.

         c.       Exhibits.

                  The following exhibits are filed with this report.

    Exhibit
      No.                             Title

       2 Amendment to Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp. and Moovies, Inc., dated as of October 27, 1997

      99          Press Release.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Video Update, Inc.



Dated:  October 31, 1997                             By: /s/ Daniel A. Potter
                                                         --------------------
                                                         Daniel A. Potter
                                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


   Exhibit
     No.                              Title

      2 Amendment to Agreement and Plan of Merger by and among Video Update, Inc., VUI Merger Corp. and Moovies, Inc., dated as of October 27, 1997

     99           Press Release.


                                      E-1